Exhibit 10.76
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
AMENDMENT NO. 4
TO THE A320 FAMILY PURCHASE AGREEMENT
dated as of December 3, 2019
between
AIRBUS S.A.S. and
UNITED AIRLINES, INC.
This Amendment No. 4 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 4”), is entered into as of July 1, 2022, by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and
WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

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1.     DEFINITIONS
Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 4 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 4.
2.     SPECIFICATION MATTERS
2.1     Specification
Clause 2.3.1 of the Agreement is hereby deleted in its entirety and replaced by the following:
“The Aircraft shall be equipped with a set of either two (2) *** engines or two (2) *** engines, upon selection referred to respectively as the “Propulsion Systems”, as more particularly described in the following table:

	***	***
A321 XLR Aircraft	***	***
A321 NEO Aircraft	***	***
A320 NEO Aircraft	***	***
* ***”
2.2     With respect to the A321 XLR Aircraft only, and for the purposes of the Agreement:
(i)references made in the Agreement to the *** Propulsion Systems or engines shall be deemed to be references to the *** Propulsion Systems or engines; and
(ii)references made in the Agreement to the *** Propulsion Systems or engines shall be deemed to be references to the *** Propulsion Systems or engines.
2.2     Engine Selection
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a)The Buyer has selected the *** Propulsion Systems with respect to the Aircraft identified in Clause 9.1.1 of this Agreement (as of the date of execution and delivery of Amendment No.4) as A321 XLR Aircraft N°1 through to and including A321 XLR Aircraft *** (the “*** A321 XLR Aircraft”) and the *** Propulsion Systems with respect to *** A321 NEO Aircraft N°1 through to and including *** A321 NEO Aircraft *** (the “*** A321 NEO Aircraft”).
b)The Buyer and the Seller hereby agree that Clause 2.1 a) shall serve as the Buyer’s notice to the Seller for the purposes of Clause 2.3.2 of the Agreement in respect of the *** A321 XLR Aircraft and the *** A321 NEO Aircraft.
c)Therefore the *** A321 XLR Aircraft and the *** A321 NEO Aircraft shall be equipped at Delivery thereof with the *** Propulsion Systems exclusively, and the Specification of such *** A321 XLR Aircraft and the *** A321 NEO Aircraft is hereby amended accordingly. This Clause 2.1 c) shall be deemed an SCN for the purposes of Clause 2.3.2 of the Agreement.
2.3     A321 NEO Aircraft Customization
The Buyer has, at the date of this Amendment No. 4, finalized the customization of the *** A321 NEO Aircraft. The Buyer has requested, and the Seller has agreed, to amend the Specification of the *** A321 NEO Aircraft ***. The list of SCNs applicable to the *** A321 NEO Aircraft Specification listed in Appendix 2 to Exhibit A to the Agreement is therefore hereby deleted and replaced with the list of SCNs set forth in Appendix I to this Amendment No.
4.
3.     PRICES
3.1     Clause 3.1.1.2 of the Agreement is hereby deleted and replaced by the following:
“3.1.1.2 The Base Price of the Airframe of an A321 NEO Aircraft is the sum of the following base prices:
(i)     the Base Price of the Airframe as defined in the A321 NEO Standard Specification (excluding Buyer Furnished Equipment) as amended by Clause 2.1.4 (for clarity, ***), which is:
***
*** and
(ii)     the sum of the Base Prices of any and all SCNs set forth in Appendix 2 to Exhibit A, which is:
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***
*** and
(iii)     the Base Price of the *** which is:
***
***.”
3.1     Clauses 3.1.2.6 and 3.1.2.7 below are hereby added to the Agreement:
“3.1.2.6 The Base Price of a *** Propulsion Systems is:
***
***
The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to *** delivery conditions) of *** in accordance with Part 2 of Exhibit C.
3.1.2.7 The Base Price of a *** Propulsion Systems is:
***
***
The Base Price of such Propulsion Systems has been established to correspond to *** delivery conditions and has been calculated from the Reference Price indicated by the Propulsion System Manufacturer (such Reference Price corresponding to *** delivery conditions) of *** in accordance with Part 2 of Exhibit C.”

4.     AIRCRAFT RESCHEDULING
Clause 9.1.1 of the Agreement is amended and restated to read in its entirety as follows:
“9.1.1 Except as otherwise provided in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:

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A321 XLR AIRCRAFT	DELIVERY PERIOD
***	***

*** A321 NEO AIRCRAFT	DELIVERY PERIOD
***	***
The calendar *** set forth opposite each Aircraft in the foregoing table shall be the scheduled delivery *** with respect to such Aircraft (each, a “Scheduled Delivery ***”).
The Seller shall notify the Buyer of the delivery *** (the “Scheduled Delivery ***”) for each Aircraft no later than *** prior to the first day of the Scheduled Delivery Quarter for such Aircraft; ***.”
5.     ***
***
6.     ***
***
7.     LETTER AGREEMENTS
4.1     Letter Agreement No.2 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 2 to the Agreement as of even date herewith.
4.2     With respect to the *** A321 NEO Aircraft, Composite Letter Agreement No.6 to the Agreement is hereby deleted and replaced with Letter Agreement No. 2 to this Amendment No. 4 as of even date herewith.
8.     EFFECT OF THE AMENDMENT,
The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This
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Amendment No. 4 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 4.
Both parties agree that this Amendment No. 4 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 4 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 4 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 4 will govern.
9.     ASSIGNMENT
This Amendment No. 4 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.
10.CONFIDENTIALITY
This Amendment No. 4 is subject to the terms and conditions of Clause 22.10 of the Agreement.
11.GOVERNING LAW
The governing law of this Amendment No. 4 shall be as set forth in Clause 22.6 of the Agreement.
12.     COUNTERPARTS
This Amendment No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
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IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 4 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.
    UNITED AIRLINES, INC.
    /s Gerald Laderman________
    By: Gerald Laderman
    Its: Executive Vice President and Chief Financial Officer
    AIRBUS S.A.S.
    __/s/ Benoit de Saint-Exupery___
    By: Benoit de Saint-Exupery
    Its: Executive Vice President, Contracts
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APPENDIX I to AMENDMENT No. 4
***
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